Solomon Technologies, Inc.
June 4, 2007
(Date of Grant)

Stock Option Agreement

Solomon Technologies, Inc., a Delaware corporation (the “Company”), hereby grants to Jack Worthen (the “Optionee”) an option to purchase shares of its Common Stock, par value $0.001 per share (the “Common Stock”), subject to the following:

1. Grant of Option. The Company hereby grants to the Optionee the option to purchase from the Company upon the terms and conditions hereinafter set forth 75,000 shares of Common Stock (the “Option Shares”) at a purchase price of twenty-two cents ($0.22) per share (the “Option”). The date of grant of this Option is June 4, 2007 (“Date of Grant”).

2. Relationship to Plan. This Option is granted outside the Company’s Amended and Restated 2003 Stock Option Plan. This Option is not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

3. Option Term. The term of the Option and of this Option Agreement (the “Option Term”) shall commence on the Date of Grant set forth above and, unless the Option is previously terminated pursuant to Section 5 below, shall terminate upon the tenth (10th) anniversary of the Date of Grant (the “Expiration Date”). As of the Expiration Date, all rights of the Optionee hereunder shall terminate.

4. Conditions of Exercise.

(a) Subject to Section 5 below, the Option shall become vested as to 100% of the Option Shares if, as finally determined upon completion of the audit of the Company’s financial statements for the year ending December 31, 2007 (the “2007 Audit”), the Company achieves each of the following goals: (i) annualized sales of $25 million of the Company by the end of 2007, calculated by taking the cumulative monthly sales for the fourth quarter of 2007 and multiplying by four (4), and (ii) breakeven annualized cash flow by the end of 2007, calculated by adding together the monthly cash flows for the last two (2) months of the year, and (iii) full integration of Deltron, Technipower and one other acquisition, provided a letter of intent has been signed by the Company for such acquisition by September 30, 2007.

(b) Prior to the Expiration Date, this Option may be exercised in whole or in part at any time as to Option Shares that have vested; provided that in the event the Optionee’s employment with the Company or any parent corporation or subsidiary corporation (as such terms are defined in Section 422 of the Code) terminates, from and after such termination, this Option may be exercised only to the extent set forth in Section 5 below. This Option may not be exercised for a fraction of a share.

5. Termination of Employment.

(a) If the employment of the Optionee by, or the services of the Optionee as a director of, or consultant or advisor to, the Company or a subsidiary corporation of the Company shall be terminated for cause (as defined in that certain employment letter agreement between the Company and the Optionee dated May 31, 2007, this Option shall terminate forthwith. Except as provided in subsections (b) and (c) of this Section 5, if such employment or services shall be terminated for any reason other than Cause, then this Option may be exercised at any time within six (6) months after such termination, subject to the provisions of Section 5(d) below.

(b) If the Optionee dies (i) while employed by, or while serving as a non-employee director of or a consultant or advisor to, the Company or a subsidiary corporation of the Company, or (ii) within three (3) months after the termination of his or her employment or services, then this Option may, subject to the provisions of Section 5(d) below, be exercised by the estate of the Optionee, or by a person who acquired the right to exercise this Option by bequest or inheritance or by reason of the death of the Optionee, at any time within one (1) year after such death.

(c) If the Optionee ceases employment or services because of (i) permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee director for or consultant or advisor to, the Company or a subsidiary corporation of the Company, or (ii) retirement pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company, then this Option may, subject to the provisions of Section 5(d) below, be exercised at any time within one (1) year after the Optionee’s termination of employment, termination of directorship or termination of consulting or advisory services, as the case may be, due to the disability or retirement.

(d) This Option may not be exercised except to the extent that the Optionee was (or by the terms hereof is deemed to have been) entitled to exercise the Option at the time of termination of employment or services, or death, and in any event may not be exercised after the Expiration Date.

6. Methods of Exercise. This Option shall be exercisable by a written notice in the form adopted by the Board of Directors of the Company (the “Board”) or the Compensation Committee of the Board (the “Committee”) that specifies the number of shares to be purchased. The notice shall be accompanied by payment of the full amount of the option price (i) by cash or check payable to the Company, (ii) by the delivery to the Company of shares of the Company’s stock having a value equal to the exercise price, or (iii) by a combination of the foregoing. Upon receipt of such payment, the Company will thereafter deliver or cause to be delivered to the Optionee (or if any other individual or individuals are exercising this Option, to such individual or individuals) at the office of the Company, a certificate or certificates for the number of shares with respect to which this Option is being exercised, registered in the name or names of the individual or individuals exercising the option; provided, however, that if any law or regulation or order of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or Optionee (or other individual or individuals exercising this Option) to take any action in connection with the shares being purchased, the delivery of the certificate or certificates for such shares shall be delayed until such action has been taken.

7. Purchase For Investment. This Option is granted on the condition that the purchase of shares of Common Stock hereunder shall be for the account of the Optionee (or other individual or individuals exercising this Option) for investment purposes and not with a view to the resale or distribution thereof, except that such condition shall be inoperative if the offering and sale of shares subject to the Option is registered under the Securities Act of 1933, as amended, or if in the opinion of counsel for the Company such shares may be resold without registration. At the time of any exercise of the Option, the Optionee (or other individual or individuals exercising this Option) will execute such further agreements as the Company may require to implement the foregoing condition and to acknowledge the Optionee’s (or such other individual’s) familiarity with restrictions on the resale of the shares under applicable securities laws.

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8. Nontransferability of Option. This Option shall not be transferable by the Optionee otherwise than by will or the laws of descent or distribution, and this Option shall be exercisable during the Optionee’s lifetime only by him or her.

9. Adjustment Upon Change in Capitalization.

(a) In the event that the Company’s outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Board of Directors or the Committee in the number of shares and exercise price per share subject to the Option. If the Company shall be reorganized, consolidated, or merged with another corporation, the holder of the Option shall be entitled to receive upon the exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by the Option.

(b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

10. Listing of Option Shares. The Company shall not be obligated to deliver the Option Shares until they have been listed on each securities exchange or market on which the Common Stock may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable.

11. Not a Contract of Employment. Nothing contained in this Option Agreement shall be deemed to confer upon the Optionee any right to remain in the employ or service of the Company or a subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

12. Governing Law and Interpretation. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. It shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

13. Miscellaneous. The Optionee shall have no rights as a stockholder with respect to the shares subject to this Option until the exercise of the Option and the issuance of a stock certificate for the shares with respect to which the Option shall have been exercised. Nothing herein contained shall impose any obligation on the Company or the Optionee with respect to the Optionee’s employment by the Company. Nothing herein contained shall impose any obligation upon the Optionee to exercise the option.

[Signature page follows.]

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IN WITNESS WHEREOF, the Company and the Optionee have caused this agreement to be executed on the date first above written.

SOLOMON TECHNOLOGIES, INC. By: /s/ Gary G. Brandt Name: Gary G. Brandt Title: Chief Executive Officer OPTIONEE /s/ Jack Worthen Jack Worthen

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SOLOMON TECHNOLOGIES, INC.

NOTICE OF EXERCISE OF OPTION BY OPTIONEE

Solomon Technologies, Inc.
1400 L&R Industrial Blvd.
Tarpon Springs, FL 34689
Attention: Chief Executive Officer

Re:	Exercise of Option to Purchase Shares of Solomon Technologies, Inc. Stock

Dear Sir:

Pursuant to the Stock Option Agreement dated _____________ (the “Option Agreement”) between Solomon Technologies, Inc., a Delaware corporation (the “Company”), and me, made pursuant to the Company’s Amended and Restated 2003 Stock Option Plan, I hereby elect to purchase _____________ shares of the common stock of the Company (the “Shares”), at the price of $_________ per Share. My certified check/cashier’s check/money order in the amount of $_____________ is enclosed (or other permitted form of payment as set forth in the Option Agreement). The Shares are to be issued in certificate(s) and registered in the name(s) of:

____________________________________

Please deliver the certificate(s) for the Shares to:

____________________________________

____________________________________

____________________________________

Date:____________________

____________________________________ (Signature)
____________________________________ (Please Print Name)
____________________________________
____________________________________ (Full Mailing Address)

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Solomon Technologies, Inc.
June 4, 2007
(Date of Grant)

Stock Option Agreement

Solomon Technologies, Inc., a Delaware corporation (the “Company”), hereby grants to Jack Worthen (the “Optionee”) an option to purchase shares of its Common Stock, par value $0.001 per share (the “Common Stock”), subject to the following:

1. Grant of Option. The Company hereby grants to the Optionee the option to purchase from the Company upon the terms and conditions hereinafter set forth 175,000 shares of Common Stock (the “Option Shares”) at a purchase price of twenty-two cents ($0.22) per share (the “Option”). The date of grant of this Option is June 4, 2007 (“Date of Grant”).

2. Relationship to Plan. This Option is granted outside the Company’s Amended and Restated 2003 Stock Option Plan. This Option is not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

3. Option Term. The term of the Option and of this Option Agreement (the “Option Term”) shall commence on the Date of Grant set forth above and, unless the Option is previously terminated pursuant to Section 5 below, shall terminate upon the tenth (10th) anniversary of the Date of Grant (the “Expiration Date”). As of the Expiration Date, all rights of the Optionee hereunder shall terminate.

4. Conditions of Exercise.

(a) Subject to Section 5 below, the Option shall become vested as to 33.3% of the Option Shares on each of the first anniversary of the Date of Grant and the second anniversary of the Date of Grant and as to 33.4% of the Option Shares on the third anniversary of the Date of Grant.

(b) Prior to the Expiration Date, this Option may be exercised in whole or in part at any time as to Option Shares that have vested; provided that in the event the Optionee’s employment with the Company or any parent corporation or subsidiary corporation (as such terms are defined in Section 422 of the Code) terminates, from and after such termination, this Option may be exercised only to the extent set forth in Section 5 below. This Option may not be exercised for a fraction of a share.

5. Termination of Employment.

(a) If the employment of the Optionee by, or the services of the Optionee as a director of, or consultant or advisor to, the Company or a subsidiary corporation of the Company shall be terminated for Cause (as defined in that certain employment letter agreement between the Company and the Optionee dated May 31, 2007) then the vested and unvested portions of this Option shall terminate forthwith. Except as provided in subsections (b) and (c) of this Section 5, if such employment or services shall terminate for any reason other than for Cause, then this Option may be exercised at any time within six (6) months after such termination, subject to the provisions of Section 5(d) below. For purposes of this subsection (a), if the Optionee leaves the employ or services of the Company to become an employee or non-employee director of, or a consultant or advisor to, a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) that has assumed the Awards (as defined in the Plan) of the Company as a result of a corporate reorganization or the like, the Optionee shall not be considered to have terminated his or her employment or services.

(b) If the Optionee dies (i) while employed by, or while serving as a non-employee director of or a consultant or advisor to, the Company or a subsidiary corporation of the Company, or (ii) within three (3) months after the termination of his or her employment or services, then this Option may, subject to the provisions of Section 5(e) below, be exercised by the estate of the Optionee, or by a person who acquired the right to exercise this Option by bequest or inheritance or by reason of the death of the Optionee, at any time within one (1) year after such death.

(c) If the Optionee ceases employment or services because of (i) permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee director for or consultant or advisor to, the Company or a subsidiary corporation of the Company, or (ii) retirement pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company, then this Option may, subject to the provisions of Section 5(d) below, be exercised at any time within one (1) year after the Optionee’s termination of employment, termination of directorship or termination of consulting or advisory services, as the case may be, due to the disability or retirement.

(d) This Option may not be exercised except to the extent that the Optionee was entitled to exercise the Option at the time of termination of employment or services, or death, and in any event may not be exercised after the Expiration Date.

6. Methods of Exercise. This Option shall be exercisable by a written notice in the form adopted by the Board of Directors of the Company (the “Board”) or the Compensation Committee of the Board (the “Committee”) that specifies the number of shares to be purchased. The notice shall be accompanied by payment of the full amount of the option price (i) by cash or check payable to the Company, (ii) by the delivery to the Company of shares of the Company’s stock having a value equal to the exercise price, or (iii) by a combination of the foregoing. Upon receipt of such payment, the Company will thereafter deliver or cause to be delivered to the Optionee (or if any other individual or individuals are exercising this Option, to such individual or individuals) at the office of the Company, a certificate or certificates for the number of shares with respect to which this Option is being exercised, registered in the name or names of the individual or individuals exercising the option; provided, however, that if any law or regulation or order of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or Optionee (or other individual or individuals exercising this Option) to take any action in connection with the shares being purchased, the delivery of the certificate or certificates for such shares shall be delayed until such action has been taken.

7. Purchase For Investment. This Option is granted on the condition that the purchase of shares of Common Stock hereunder shall be for the account of the Optionee (or other individual or individuals exercising this Option) for investment purposes and not with a view to the resale or distribution thereof, except that such condition shall be inoperative if the offering and sale of shares subject to the Option is registered under the Securities Act of 1933, as amended, or if in the opinion of counsel for the Company such shares may be resold without registration. At the time of any exercise of the Option, the Optionee (or other individual or individuals exercising this Option) will execute such further agreements as the Company may require to implement the foregoing condition and to acknowledge the Optionee’s (or such other individual’s) familiarity with restrictions on the resale of the shares under applicable securities laws.

8. Nontransferability of Option. This Option shall not be transferable by the Optionee otherwise than by will or the laws of descent or distribution, and this Option shall be exercisable during the Optionee’s lifetime only by him or her.

9. Adjustment Upon Change in Capitalization.

(a) In the event that the Company’s outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Board of Directors or the Committee in the number of shares and exercise price per share subject to the Option. If the Company shall be reorganized, consolidated, or merged with another corporation, the holder of the Option shall be entitled to receive upon the exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by the Option.

(b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

10. Listing of Option Shares. The Company shall not be obligated to deliver the Option Shares until they have been listed on each securities exchange or market on which the Common Stock may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable.

11. Not a Contract of Employment. Nothing contained in this Option Agreement shall be deemed to confer upon the Optionee any right to remain in the employ or service of the Company or a subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

12. Governing Law and Interpretation. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. It shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

13. Miscellaneous. The Optionee shall have no rights as a stockholder with respect to the shares subject to this Option until the exercise of the Option and the issuance of a stock certificate for the shares with respect to which the Option shall have been exercised. Nothing herein contained shall impose any obligation on the Company or the Optionee with respect to the Optionee’s employment by the Company. Nothing herein contained shall impose any obligation upon the Optionee to exercise the Option.

IN WITNESS WHEREOF, the Company and the Optionee have caused this Option Agreement to be executed on the date first above written.

SOLOMON TECHNOLOGIES, INC. By: /s/ Gary G. Brandt Name: Gary G. Brandt Title: Chief Executive Officer OPTIONEE /s/ Jack Worthen Jack Worthen

SOLOMON TECHNOLOGIES, INC.

NOTICE OF EXERCISE OF OPTION BY OPTIONEE

Solomon Technologies, Inc.
1400 L&R Industrial Blvd.
Tarpon Springs, FL 34689
Attention: Chief Executive Officer

Re:	Exercise of Option to Purchase Shares of Solomon Technologies, Inc. Stock

Dear Sir:

Pursuant to the Stock Option Agreement dated _____________ (the “Option Agreement”) between Solomon Technologies, Inc., a Delaware corporation (the “Company”), and me, made pursuant to the Company’s Amended and Restated 2003 Stock Option Plan, I hereby elect to purchase _____________ shares of the common stock of the Company (the “Shares”), at the price of $_________ per Share. My certified check/cashier’s check/money order in the amount of $_____________ is enclosed (or other permitted form of payment as set forth in the Option Agreement). The Shares are to be issued in certificate(s) and registered in the name(s) of:

____________________________________

Please deliver the certificate(s) for the Shares to:

____________________________________

____________________________________

____________________________________

Date:____________________

____________________________________ (Signature)
____________________________________ (Please Print Name)
____________________________________
____________________________________ (Full Mailing Address)